UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 11, 2022

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Entergy Corporation (the “Company”) with the Securities and Exchange Commission on July 13, 2022 (the “Original Report”). In the Original Report, the Company advised that it would provide the terms of Peter S. Norgeot Jr.’s compensation arrangements for his new position as the Company’s Executive Vice President and Chief Operating Officer when they were determined. This Amendment No. 1 is being filed to provide a description of those compensation arrangements. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in the Original Report, Peter S. Norgeot, Jr. will become the Company’s Executive Vice President and Chief Operating Officer effective August 12, 2022. On July 28th, the Personnel Committee of the Company’s Board of Directors determined that as the Company’s Executive Vice President and Chief Operating Officer, Mr. Norgeot will be paid an annual base salary of $575,000 (“Base Salary”) and will be eligible to receive an annual cash bonus under the Company’s short-term incentive program targeted at 75% of his Base Salary. He will also be eligible to receive awards of performance units, restricted stock and stock options under the Company’s 2019 Omnibus Incentive Plan or any successor plan. The grants and awards to be made under these programs will be determined in conjunction with the Company’s normal annual compensation process and at levels consistent with his seniority and scope of responsibility. Mr. Norgeot will also participate in other compensation and benefit programs generally made available to other Entergy executives from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: August 2, 2022

4